As filed with the Securities and Exchange Commission on August 28, 2003.

Registration No. 333-24349

811-08163

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No 6	|X|
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 8 	|X|
(Check appropriate box or boxes)
Mercury Variable Trust (formerly Mercury HW Variable Trust) (Exact Name of Registrant as Specified in Charter)
P.O. Box 9011, Princeton, New Jersey	08543-9011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (609) 282-2800 Terry K. Glenn, Esq. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name and address of Agent for Service) Copies to:
Leonard B. Mackey, Esq.	Andrew J. Donohue, Esq.
CLIFFORD CHANCE US LLP	FUND ASSET MANAGEMENT, L.P.
200 Park Avenue	P.O. Box 9011
New York, New York 10166	Princeton, New Jersey 08543-9011
It is proposed that this filing will become effective (check appropriate box):
| |	immediately upon filing pursuant to paragraph(b)
|X|	on September 2, 2003 pursuant to paragraph(b)
| |	60 days after filing pursuant to paragraph(a)(1)
| |	on (date) pursuant to paragraph(a)(1)
| |	75 days after filing pursuant to paragraph(a)(2)
| |	on (date) pursuant to paragraph(a)(2) of Rule 485.
If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCURY INTERNATIONAL VALUE V.I. FUND

AMENDMENT DATED SEPTEMBER 2, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

Effective September 2, 2003, Mercury International Value V.I. Fund (the “Fund”) began offering Class III shares to certain qualified investors. This amendment to the Fund’s Prospectus, which should be read in conjunction with the Prospectus, describes the features of the Fund’s Class III shares, redesignates the Fund’s existing class of shares and provides updated performance and financial highlights information for the Fund. Class III shares of the Fund are continuously offered.

Effective September 2, 2003, the Fund’s existing class of shares will be designated Class I. This change constitutes a change in the share class designation only and has no effect on any feature of the share class or the Fund, including net asset value, performance, eligibility requirements for purchase, or distribution fees.

PERFORMANCE INFORMATION

The year-to-date return as of June 30, 2003 for the Fund’s Class I shares was 11.14%. The Fund’s Class I shares are not subject to a distribution fee. The Fund’s Class III shares are subject to a distribution fee of 0.25%.

MERCURY INTERNATIONAL VALUE V.I. FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

The Fund offers two classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold Class III shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%

Distribution (12b-1) Fees	0.25%

Other Expenses (including transfer agency fees)(a)	0.14%

Total Annual Fund Operating Expenses	1.14%

(a)	Based on estimated amounts for the Fund’s most recent fiscal period. Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund. The Fund reimburses the Investment Adviser or its affiliates for such services.

2	MERCURY INTERNATIONAL VALUE V.I. FUND

Example:

This example is intended to help you compare the cost of investing in Class III shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class III	$116	$362	$628	$1,386


RULE 12b-1 FEES FOR CLASS III SHARES

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act that allows the Fund to pay distribution fees to each of the Participating Insurance Companies for the sale and distribution of its Class III Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of the Fund held by the Participating Insurance Company.

MERCURY INTERNATIONAL VALUE V.I. FUND	3

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information, other than the information for the six-month period ended June 30, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to shareholders, which is available upon request. The Fund’s financial statements for the six-month period ended June 30, 2003 are unaudited and included in the Fund’s Semi-Annual Report to shareholders, which is available upon request.

Increase (Decrease) in Net Asset Value:	Class I
	For the Six Months Ended June 30, 2003		For the Year Ended December 31,				For the Period June 10, 1998# to December 31, 1998
			2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of period	$8.26		$9.69	$11.68	$11.52	$9.52	$10.00

Investment income — net	.15	**	.13 **	.20 **	.22	.15	.04

Realized and unrealized gain (loss) on investments
and foreign currency transactions — net	.77		(1.21)	(1.71)	.10	1.91	(.48)

Total from investment operations	.92		(1.08)	(1.51)	.32	2.06	(.44)

Less dividends and distributions:
Investment income — net	—		(.35)	(.24)	(.11)	(.06)	(.04)
Realized gain on investments — net	—		—	(.24)	(.05)	—	—

Total dividends and distributions	—		(.35)	(.48)	(.16)	(.06)	(.04)

Net asset value, end of period	$9.18		$8.26	$9.69	$11.68	$11.52	$9.52

Total Investment Return:*

Based on net asset value per share	11.14	%††	(11.54%)	(12.90%)	2.85%	21.68%	(4.38	%)††

Ratios to Average Net Assets:

Expenses, excluding reorganization expenses	.89	%†	.91%	.99%	.93%	1.01%	1.05	%†

Expenses	.89	%†	.91%	1.01%	.93%	1.01%	1.05	%†

Investment income — net	3.78	%†	1.38%	1.83%	2.20%	1.63%	1.09	%†

Supplemental Data:

Net assets, end of period (in thousands)	$251,911		$240,002	$349,318	$356,292	$284,834	$289,135

Portfolio turnover	12%		55%	62%	39%	71%	24%

*	Total investment return excludes insurance-related fees and expenses.
**	Based on average shares outstanding.
†	Annualized.
††	Aggregate total investment return.
#	Commencement of operations.

4	MERCURY INTERNATIONAL VALUE V.I. FUND

Prospectus • May 1, 2003

Mercury International Value V.I. Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PAGE

FUND FACTS
About the Mercury International Value V.I. Fund	2

Risk/Return Bar Chart	4

Fees and Expenses	5

ABOUT THE DETAILS
How the Fund Invests	7

Investment Risks	8

Statement of Additional Information	11

ACCOUNT CHOICES
How to Buy and Redeem Shares	12

Dividends and Taxes	13

THE MANAGEMENT TEAM
Management of the Fund	15

Financial Highlights	16

TO LEARN MORE
Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERCURY INTERNATIONAL VALUE V.I. FUND

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Convertible Securities — fixed-income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Price-to-earnings Ratio — price of a stock divided by its earnings per share.

Yield — percentage rate of return paid on a stock in dividends and share repurchases.

ABOUT THE MERCURY INTERNATIONAL VALUE V.I. FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to seek current income and long-term growth of income, accompanied by growth of capital.

What are the Fund’s main investment strategies?

The Fund invests primarily in stocks of companies in developed countries located outside the United States. The Fund may purchase common stock, preferred stock and convertible securities. Normally, the Fund will invest at least 80% of its total assets in stocks that pay dividends.

In investing the Fund’s assets, Mercury Advisors (the “Investment Adviser”) follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

•	low price-to-earnings ratio relative to the market

•	high yield relative to the market

•	financial strength

Stocks may be “undervalued” because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund’s investments — and therefore the value of your Fund shares — may fluctuate. These changes may occur because a particular stock or stock market in which the Fund invests is rising or falling, or in response to interest rate changes. Also, Fund management may select securities which underperform the markets, other relevant indices, or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund’s value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the MSCI EAFE Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI EAFE Index.

2	MERCURY INTERNATIONAL VALUE V.I. FUND

The Fund invests most of its assets in foreign securities, therefore, the Fund is subject to additional risks. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Investment Risks” for more information about the risks associated with the Fund.

The Fund is an investment for variable annuity contracts and variable life insurance contracts offered by separate accounts of insurance companies that have contracts with the Fund (“Participating Insurance Companies”). The Fund intends to operate in compliance with current state insurance laws and regulations regarding such things as its concentration of investments and purchase and sale of futures contracts, and this may impose limits on portfolio management.

Who should invest?

Investors should consider their own investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing

•	Are seeking to diversify a portfolio of equity securities to include foreign securities

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities

•	Want a professionally managed and diversified portfolio

•	Are willing to accept the risk that the value of your investment may decline in order to seek current income and long-term growth of income, accompanied by growth of capital

MERCURY INTERNATIONAL VALUE V.I. FUND	3

RISK/RETURN BAR CHART

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for each complete calendar year since the Fund’s inception. The bar chart and table do not reflect insurance-related fees and expenses which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Fund’s shares for the periods shown with those of the Morgan Stanley Capital International (“MSCI”) EAFE Index, a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 11.37% (quarter ended June 30, 1999) and the lowest return for a quarter was -22.28% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2003 was -9.20%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Since Inception

Mercury International Value V.I. Fund	-11.54%	-1.74	%*

MSCI EAFE Index**	-15.94%	-6.34	%***

*	Since June 10, 1998.
**	The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	Since June 30, 1998.

4	MERCURY INTERNATIONAL VALUE V.I. FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Advisor for managing the Fund.

Distribution Fee — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.75%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.16%

Total Annual Fund Operating Expenses(b)	0.91%

(a)	Financial Data Services, Inc. an affiliate of the Advisor, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Advisor or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Advisor or its affiliates for these services.
(b)	Until September 30, 2003, the Advisor has agreed to limit the regular annual operating expenses of the Fund to no more than 1.35% of its average net assets. As of September 30, 2003, the expense limitation agreement will terminate for the Fund.

MERCURY INTERNATIONAL VALUE V.I. FUND	5

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$93	$290	$504	$1,120

6	MERCURY INTERNATIONAL VALUE V.I. FUND

About the Portfolio Manager — James Macmillan is the portfolio manager of the Fund. He has been a Managing Director of the Fund’s sub-adviser, Merrill Lynch Asset Management U.K. Limited, since 1993 and is the manager of Merrill Lynch Investment Managers’ London-based value equity team, which manages approximately $3.2 billion in global equities. Mr. Macmillan has been primarily responsible for the management of the Fund since 2001.

HOW THE FUND INVESTS

The Fund’s investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective:

The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends.

Fund management chooses equity securities using a value-oriented investment style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or have made changes in business or management that indicate growth potential.

Short-Term Investments

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.

MERCURY INTERNATIONAL VALUE V.I. FUND	7

About the Investment Adviser — The Fund is managed by Mercury Advisors.

About the Sub-advisers — Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited are subadvisers to the Fund and provide investment research, recommendations and other investment-related services.

Temporary Defensive Investments

The Fund temporarily can invest up to 100% of its net assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk

Market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Foreign Market Risk

Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:

•

The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or

8	MERCURY INTERNATIONAL VALUE V.I. FUND

countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

•	The value of the Fund’s foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

•	The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

•	International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund’s foreign holdings.

MERCURY INTERNATIONAL VALUE V.I. FUND	9

Investing Style Risk — The risk that a particular style of investing used by a Fund—such as value investing — will from time to time go out of favor. If this happens, a Portfolio that uses a particular style may underperform other funds that do not use that style.

Convertible Securities

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular fixed income security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

The Fund also may be subject to certain other risks associated with its investments and investment strategies, including:

Debt Securities

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Derivatives

The Fund may use derivative instruments including forward currency contracts and options. Derivatives allow the Fund to increase or decrease its risk exposure

10	MERCURY INTERNATIONAL VALUE V.I. FUND

more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY INTERNATIONAL VALUE V.I. FUND	11

Net Asset Value — the market value in U.S. dollars of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus or private placement memorandum (“prospectus”) of the Participating Insurance Company’s separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem money from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Participating Insurance Companies’ prospectuses) to be effected on that day under variable annuity contracts and variable life insurance policies. Orders received by the Fund are processed on business days only. The Fund prices orders for the purchase of shares at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. The Fund prices redemptions at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. The separate account of a Participating Insurance Company is a designee of the Fund for receipt of purchase and redemption orders. Receipt by a Participating Insurance Company is receipt by the Fund, so long as the Fund receives timely notice of the order by the next business day. Separate accounts must transmit purchase and redemption orders promptly. The Fund pays redemptions within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not charge any sales charges or redemption fees. Participating Insurance Companies may charge mortality and expense risk fees and other charges under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Fund are sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders

12	MERCURY INTERNATIONAL VALUE V.I. FUND

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of such holders may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

DIVIDENDS AND TAXES

Dividends and Distributions

The Fund pays income dividends, if any, yearly.

The Fund pays distributions of any net realized short-term gains and any net capital gains at least annually.

See the prospectuses for variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for additional information.

Taxes

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes to its shareholders at least 90% of its net investment income earned in the fiscal year.

A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. A failure of the Fund to qualify as a regulated investment company

MERCURY INTERNATIONAL VALUE V.I. FUND	13

or to meet these conditions and to comply with these tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of their contracts or policies during the year (including the annual costs of life insurance, if any, provided under such policies).

The terms of the variable annuity or variable life insurance plan through which you invest and the tax rules governing such annuities and plans govern the tax consequences of an investment in the Fund. Please refer to the prospectus for the variable annuity or variable life insurance plan through which you are investing.

14	MERCURY INTERNATIONAL VALUE V.I. FUND

MANAGEMENT OF THE FUND

Mercury Advisors, the Fund’s Advisor, manages the Fund’s investments under the overall supervision of the Board of Trustees. The Advisor has the responsibility for making all investment decisions for the Fund. For the fiscal year ended December 31, 2002, the Fund paid the Advisor or an affiliate of the Advisor a management fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Advisor was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The Advisor and its affiliates had approximately $442 billion in investment company and other portfolio assets under management as of March 31, 2003.

The Advisor may pay administrative service fees to Participating Insurance Companies. The Advisor also is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

The Advisor has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited, 33 King William Street, London, England EC4R 9AS, and Merrill Lynch Asset Management U.K. Limited, Ropemaker Place, 25 Ropemaker Street, London, England E2Y 9LY, affiliated investment advisers that are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund is a series of Mercury Variable Trust, formerly known as Mercury HW Variable Trust. The Fund was formerly called the Mercury HW International Value VIP Portfolio.

MERCURY INTERNATIONAL VALUE V.I. FUND	15

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, but excluding insurance-related fees and expenses). The information for the years ended December 31, 2002 and December 31, 2001 have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for periods ended December 31, 2000 and earlier were audited by other auditors.

MERCURY INTERNATIONAL VALUE V.I. FUND

Increase (Decrease) in Net Asset Value:	For the Year Ended December 31,				For the Period June 10, 1998(1) to December 31, 1998
	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of period	$9.69	$11.68	$11.52	$9.52	$10.00

Investment income — net	.13 **	.20 **	.22	.15	.04

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.21)	(1.71)	.10	1.91	(.48)

Total from investment operations	(1.08)	(1.51)	.32	2.06	(.44)

Less dividends and distributions:
Investment income — net	(.35)	(.24)	(.11)	(.06)	(.04)
Realized gain on investments and foreign currency transactions — net	—	(.24)	(.05)	—	—

Total dividends and distributions	(.35)	(.48)	(.16)	(.06)	(.04)

Net asset value, end of period	$8.26	$9.69	$11.68	$11.52	$9.52
Total Investment Return:*

Based on net asset value per share	(11.54%)	(12.90%)	2.85%	21.68%	(4.38	%)††

Ratios to Average Net Assets:

Expenses, excluding reorganization expenses	.91%	.99%	.93%	1.01%	1.05	%†

Expenses	.91%	1.01%	.93%	1.01%	1.05	%†

Investment income — net	1.38%	1.83%	2.20%	1.63%	1.09	%†
Supplemental Data:

Net assets, end of period (in thousands)	$240,002	$349,318	$356,292	$284,834	$289,135

Portfolio turnover	55%	62%	39%	71%	24%

(1)	Commencement of operations.
*	Total investment return excludes insurance-related fees and expenses.
**	Based on average shares outstanding.
†	Annualized.
††	Aggregate total investment return.

16	MERCURY INTERNATIONAL VALUE V.I. FUND

Fund

Mercury International Value V.I. Fund

of Mercury Variable Trust

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(609-282-2000)

Investment Adviser

Mercury Advisors

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Transfer Agent

Financial Data Services, Inc.

Administrative Offices:

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Mailing Address:

P.O. Box 41621

Jacksonville, Florida 32232-1621

(800-236-4479)

Accounting Services Provider

State Street Bank and Trust Company,

500 College Road East,

Princeton, New Jersey 08540

Independent Auditors

Ernst & Young LLP

99 Wood Avenue South

P.O. Box 751

Iselin, New Jersey 08830-0471

Distributor

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

Counsel

Clifford Chance US LLP

200 Park Avenue

New York, New York 10166

MERCURY INTERNATIONAL VALUE V.I. FUND

To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from the information in this prospectus.

Investment Company Act File #811-08163.

CODE #MHWV-P-2030-0403

© Mercury Advisors

2 World Financial Center

30th Floor

New York, New York 10281-6100

866-MERCURY

FAM Distributors, Inc. Member NASD www.mercuryfunds.com

STATEMENT OF ADDITIONAL INFORMATION

MERCURY VARIABLE TRUST

P.O. Box 9011, Princeton, New Jersey 08536-9011 • Phone No. (888) 763-2260

The Mercury Variable Trust (the “Trust”) is an investment company comprised of one investment fund — Mercury International Value V.I. Fund (the “Fund”). The shares of the Fund are offered only to separate accounts of participating life insurance companies (“Participating Insurance Companies”) for the purpose of funding variable annuity contracts and variable life insurance contracts.

This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated May 1, 2003 which has been filed with the Securities and Exchange Commission (the “Commission”). The Prospectus of the Fund can be obtained, without charge, by calling the Trust at 1-800-236-4479 or by writing to the Trust at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. That Prospectus is incorporated by reference into this Statement of Additional Information, and information as to the Fund in this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the 2002 Annual Report. You may request copies of the Annual Report at no charge by calling 1-800-236-4479 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Mercury Advisors — Advisor

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is May 1, 2003

TRUST HISTORY

The Trust was organized on February 4, 1997 as a Massachusetts business trust. From October 6, 2000 to April 16, 2002, the Trust was called Mercury HW Variable Trust. Prior to October 6, 2000, the Trust was called “Hotchkis and Wiley Variable Trust.” The Trust is a diversified, open-end, management investment company currently consisting of one series. From October 6, 2000 to April 16, 2002, the Fund was called Mercury HW International Value VIP Portfolio. Prior to October 6, 2000, the Fund was called the Hotchkis & Wiley International VIP Portfolio.

Description of the Fund, Its Investments and Risks

The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital.

The portfolio and strategies with respect to the composition of the Fund are described in the Fund’s Prospectus.

Investment Restrictions

The Fund has adopted the following restrictions (in addition to its investment objectives) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, the Fund may not:

1.  Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities (“U.S. Government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

2.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.  Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.  Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

5.  Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

6.  Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

7.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

8.  Make investments for the purpose of exercising control or management.

9.  Participate on a joint or joint and several basis in any trading account in securities.

10.  Make loans, except through repurchase agreements.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Advisor, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. See “Management — Transactions in Portfolio Securities.” Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Repurchase Agreements

The Fund may invest in repurchase agreements collateralized by U.S. Government securities. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the repurchase agreement. The Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Bonds

The term “bond” or “bonds” as used in the Prospectuses and this Statement of Additional Information is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. Government Securities

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Corporate Debt Securities

The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Advisor’s opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Instruments

To the extent consistent with their investment objectives and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, enter into forward contracts and enter into futures contracts and use options on futures contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

Options on Securities and on Securities Indexes.    The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts.    The Fund may use interest rate, foreign currency or index futures contracts, as specified in its Prospectus and if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”). For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

The Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options Thereon.    When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a “commodity pool operator,” the Fund is limited in their futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund’s assets.

Risk Factors in Futures Transactions and Options.    Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by the Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Foreign Securities

Foreign securities investments include investments in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

Foreign Currency Options and Related Risks

The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading.    The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Forward Foreign Currency Exchange Contracts

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (2) the Fund marks as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund’s total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked-to-market daily, to avoid any potential leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s net assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign Investment Risks

Foreign Market Risk.    Because the Fund will invest in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk.    Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. Government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Risk Factors Relating To Investing In High Yield Securities

A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer’s inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Advisor considers both credit risk and market risk in making investment decisions for the Fund.

The amount of high yield securities outstanding proliferated in the 1980’s in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value prior to the sale.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Illiquid Securities

The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisor, and (2) it must not be “traded flat” (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, Rule 144A securities are generally not deemed illiquid if they are freely tradable in their primary market offshore. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Borrowing

As a fundamental policy, the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 10% of the Fund’s total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. This is the speculative factor known as leverage.

When-Issued Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s net asset value. The Fund will also mark as segregated with its custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Shares Of Other Investment Companies

The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund’s principal strategies. The Fund will pay additional fees through its investments in other investment companies.

Short Sales Against-The-Box

The Fund can borrow and sell “short” securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund’s total assets can be held as collateral for short sales at any one time.

Corporate Loans

The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate”. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

Initial Public Offerings

The Fund may purchase securities in initial public offerings. Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

Securities Lending

The Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Transactions in Portfolio Securities”.

Temporary Defensive Position

When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. Government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes and repurchase agreements.

MANAGEMENT

Trustees and Officers

The Trustees of the Trust consist of nine individuals, eight of whom are not “interested persons” of the Trust as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of the Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust’s independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust, (ii) discuss with the independent accountants certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls and Trust management’s responses thereto. The Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met 4 times during the fiscal year ended December 31, 2002.

Biographical Information.    Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised Funds”), and other public directorships.

Name, Address* and Age of Trustees	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
James H. Bodurtha (59)	Trustee	Trustee since 2002

Director and Executive Vice President, The China Business Group, Inc., since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				42 registered investment companies consisting of 60 portfolios	None

Joe Grills (68)	Trustee	Trustee since 1998

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				42 registered investment companies consisting of 60 portfolios	Kimco Realty Corporation (real estate company)

Name, Address* and Age of Trustees	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Herbert I. London (64)	Trustee	Trustee since 2002

John M. Olin Professor of Humanities, New York University since 1993 and professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner Hypertech LP since 1996.

				42 registered investment companies consisting of 60 portfolios	None

André F. Perold (51)	Trustee	Trustee since 2002

Harvard Business School; George Gund Professor of Finance and Banking since 2000; Sylvan C. Colemen Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Sanlam Limited and Sanlam Life since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999; Director and Chairman of the Board of UNX, Inc. since 2003.

				42 registered investment companies consisting of 60 portfolios	None

Roberta Cooper Ramo (60)	Trustee	Trustee since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and member of the Board of Governors thereof from 1994 to 1997; Shareholder of Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

				42 registered investment companies consisting of 60 portfolios	None

Robert S. Salomon, Jr. (66)	Trustee	Trustee since 2002

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 until 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991; Trustee, Commonfund from 1980 to 2001.

				42 registered investment companies consisting of 60 portfolios	None

Name, Address* and Age of Trustees	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Stephen B. Swensrud (69)	Trustee	Trustee since 2002

Chairman of Fernwood Associates (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of RPP Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998.

				43 registered investment companies consisting of 61 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and Public directorships held.

Name, Address* and Age of Trustees	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (62)***	Trustee and President	Trustee since 2002; President since 1999****

President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				117 registered investment companies consisting of 161 portfolios	None

*	The address of the interested Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of the Trust.
***	Mr. Glenn is an “interested person,” as defined in the Investment Company Act of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P.
****	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31, in the year in which he turns 72, or until his death, resignation, or removal as provided in the Trust’s by laws, charter or by statute.

Officers of the Trust.    The Board of Trustees has elected three officers of the Trust. The following sets forth information concerning each of these officers.

Name, Address* and Age of Officers	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Donald C. Burke (42)	Vice President since 1993; Treasurer since 1999

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton since 1999; Vice President of FAMD since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

			116 registered investment companies consisting of 160 portfolios	None

James Macmillan (37) 33 King William Street (02) London, EC4R 9AS	Vice President and Portfolio Manager since 2000**	Director (Equity Fund Management) of Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) since 1999; Portfolio Manager of MLAM U.K. or its affiliates since 1993.	3 registered investment company consisting of 3 portfolios	None

Stephen M. Benham (43)	Secretary since 2002	Vice President of MLIM (since 2000); attorney in private practice (1997 to 2000) .	3 registered investment companies consisting of 19 portfolios	None

*	Unless otherwise indicated, the address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of the Trust.

Compensation of Trustees

The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. The following table sets forth the aggregate compensation paid to the Trustees during the Trust’s fiscal year ended December 31, 2002 and the aggregate compensation paid to the Trustees for service on the Trust’s Board and that of any other fund for which the Advisor serves as investment adviser or which has an investment adviser that is an affiliated person of the Advisor (“Fund Complex”) for the calendar year ended December 31, 2002.

Effective January 1, 2003, each non-interested Trustee will receive an aggregate annual retainer of $132,000 for his or her services to MLIM/FAM-advised funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Trustee receives a fee per in-person board meeting attended and per in-person committee meeting attended. The annual per meeting fees paid to each non-interested Trustee aggregated $100,000 for all MLIM/FAM-advised funds for which that Trustee serves and are allocated equally among those funds.

Name And Position	Compensation from Trust	Aggregate Compensation from Trust and Fund Complex
James H. Bodurtha* Trustee	$5,063	$276,150
Joe Grills Trustee	$8,063	$206,097
Herbert I. London* Trustee	$5,063	$276,150
André F. Perold* Trustee	$5,063	$276,150
Roberta Cooper Ramo* Trustee	$5,063	$276,150
Robert S. Salomon, Jr.* Trustee	$5,063	$255,647
Melvin R. Seiden*# Trustee	$5,063	$255,647
Stephen B. Swensrud* Trustee	$5,063	$315,564
Madeleine A. Kleiner** Trustee	$3,000	$9,000
Richard R. West** Trustee	$3,000	$275,400
Robert L. Burch** Trustee	$1,500	$4,500

*	Elected to the Board on April 15, 2002.
**	Mr. Burch, Mr. West and Ms. Kleiner resigned from the Board on December 31, 2001, March 26, 2002, and March 26, 2002, respectively.
#	Mr. Seiden retired from the Board on December 31, 2002.

For information as to ownership of shares, see “General Information About the Trust’s Shareholders.”

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2002 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Trust	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Trustee in Merrill Lynch Family of Funds
Interested Trustee:
Terry K. Glenn*	$0	over $100,000
Non-Interested Trustees:
James H. Bodurtha*	$0	$50,001-$100,000
Joe Grills	$10,001 to 50,000	over $100,000
Herbert I. London*	$0	over $100,000
André F. Perold*	$0	$0
Roberta Cooper Ramo*	$1-10,000	$50,001-$100,000
Robert S. Salomon, Jr.*	$0	$0
Stephen B. Swensrud*	$0	$0

*	Elected to the Board on April 15, 2002.

As of April 4, 2003, all Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Glenn, a Trustee and officer of the Trust, and the other officers of the Trust, owned less than 1% of the outstanding common stock of ML&Co.

The Advisor

The Advisor provides the Fund with management and investment advisory services. Mercury Advisors is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, is a limited partnership, the partners of which are Merrill Lynch & Co., Inc., a financial services holding company and the ultimate parent of Merrill Lynch, and Princeton Services, Inc. Princeton Services, Inc. and Merrill Lynch & Co., Inc. are “controlling persons” of the Advisor as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies. The Advisor and its affiliates act as the investment advisor for more than 50 registered investment companies and offer portfolio management and portfolio analysis services to individual and institutional accounts.

The Fund pays the Advisor for the services performed a fee at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the Advisor $2,595,053, $3,054,581 and $2,398,273, respectively.

Until September 30, 2003, the Advisor has agreed to limit the regular annual operating expenses of the Fund to no more than 1.35% of the Fund’s average net assets. As of September 30, 2003, the expense limitation agreement will terminate for the Fund.

The Investment Advisory Agreement provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In connection with its consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Advisor under the Investment Advisory Agreement, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Advisor and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Advisor’s costs of providing services, and the direct and indirect benefits to the Advisor from its relationship with the Fund. The benefits considered by the Board included not only the Advisor’s compensation for investment advisory services under the Investment Advisory Agreement, but also the Fund’s profitability to the Advisor and the compensation paid to the Investment Adviser or its affiliates for other, non-advisory services provided to the Fund. The Trustees also considered the Advisor’s access to research services from brokers to which the Advisor may have allocated Fund brokerage in a “soft dollar” arrangement. The Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Advisor and its affiliates, the Board concluded that the investment advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Advisor may experience as a result of growth in the Fund’s assets.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees concluded that the management fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Subadvisors

The Advisor has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by the Fund for such services.

The Distributor

FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Fund’s Distributor and makes a continuous offering of the Fund’s shares. It is not compensated by the Fund. The Distributor is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., and is an affiliate of the Advisor.

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act which includes the Code of Ethics of the Advisor and Distributor (together, the “Code”). The Code significantly restricts the personal investing activities of all employees of the Advisor and Distributor and, as described below, imposes additional, more onerous, restrictions on Fund investment personnel.

The Code requires that all employees of the Advisor and Distributor preclear any personal securities investments (with limited exceptions such as mutual funds, high-quality short term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Advisor and Distributor include a ban on acquiring any securities in a “hot” initial public offering and investment personnel are prohibited from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Advisor. Furthermore, the Code provides for trading “blackout periods” which prohibit trading by investment personnel of a Fund within seven calendar days before or after trading by the Fund in the same or equivalent security. The Code is on public file with, and is available from, the Commission.

Other Service Providers

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund’s assets (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Ernst & Young LLP, 99 Wood Avenue South, P.O. Box 751, Iselin, New Jersey 08830-0471, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey, 08540, provides certain accounting services to the Fund.

Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, is counsel for the Trust.

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”). The transfer agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, the Advisor is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Advisor seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Advisor generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Advisor may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

Subject to obtaining the best net results, brokers who provide supplemental investment research to the Advisor may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor under the Investment Advisory Agreement and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Advisor the Fund will benefit from supplemental research services, the Advisor is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

Foreign equity securities may be held by the Fund in the form of ADRs or other securities convertible into foreign equity securities. ADRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Fund’s portfolio strategies.

The Fund may invest in certain securities traded in the OTC market and intend to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Advisor or its affiliates.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid brokerage commissions of $687,074, $609,884 and $568,921, respectively.

The Advisor is an affiliate of Merrill Lynch, a registered broker-dealer, and the other broker-dealer subsidiaries of Merrill Lynch & Co., Inc. For the fiscal years ended December 31, 2000, 2001 and 2002, transactions with affiliated broker-dealers were as follows:

Fiscal Year	Commissions Paid to Affiliated Broker-Dealers	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Broker-Dealers	Percentage of Aggregate Dollar amount of Transactions Involving Payment of Commissions Effected Through Affiliated Broker-Dealers
2000	$38,870	5.7%	5.1%
2001	$37,014	6.1%	3.58%
2002	$15,791	2.78%	1.91%

The Board of Trustees has considered the possibility of seeking to recapture for the benefit of the Fund’s brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Fund to the Advisor. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2002 and December 2001, respectively, the lending agent received $31,145 and $0 in securities lending agent fees from the Fund. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor or its affiliates when one or more clients of the Advisor or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisor or an affiliate acts as Advisor, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

TRUST SHARES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create classes of shares. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Fund’s shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust’s outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The rights accompanying Fund shares are legally vested in the separate accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the Participating Insurance Company’s separate account prospectus or private placement memorandum.

NET ASSET VALUE

The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for business on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses are accrued daily.

Securities that are held by the Fund that are traded on stock exchanges or NASDAQ National are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Trust. Long positions in securities traded in the OTC market NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Advisor believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day sat various times prior to the close of business on the NYSE. The values of such securities used in computing the net assets value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Advisor using a pricing service and/or procedures approved by the Board of Trustees.

Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for business. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of business on the NYSE on the next determination of net asset value of the Fund.

DIVIDENDS AND TAX STATUS

The Fund has elected to qualify and intends to remain qualified (until terminated) as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund’s annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its distributed net investment income, other than net capital gains, earned in each year.

A separate account upon which a variable annuity contract or variable life insurance contract is based must meet certain diversification requirements set forth in the Code and U.S. Treasury regulations (“Regulations”). The Code provides a safe harbor provision under which a separate account will be treated as satisfying the diversification requirements if, as of the close of each quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies. The U.S. Treasury regulations provide an alternative to the safe harbor provision of the Code. Under such regulations, a separate account will satisfy the diversification requirements if, among other things, the regulated investment company underlying such account invests no more than (1) 55% of the value of its assets in one investment, (2) 70% of the value of its assets in two investments, (3) 80% of the value of its assets in three investments, and (4) 90% of the value of its assets in four investments. If, as is intended, the Fund meets these requirements and complies with certain other conditions, a separate account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. However, a failure of the Fund to qualify as a regulated investment company or to meet such conditions and to comply with such requirements could cause the owners of variable annuity contracts and variable life insurance contracts based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract during the year (including the annual costs of life insurance, if any, provided under such contract).

The Fund is generally required to pay an excise tax to the extent it does not distribute to its shareholders during such calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability.

Certain provisions of the Code and Regulations may require the Fund to recognize income with respect to an investment before cash is received. In order to meet the distribution requirements, the Fund may need to sell investments it otherwise may wish to hold to insure that it has sufficient cash to meet these requirements.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized capital gains are includable in the respective Participating Insurance Company’s gross income. Distributions of the Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Participating Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Participating Insurance Company’s tax status. To the extent that income of the Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Participating Insurance Companies may be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the prospectus or private placement memorandum for the contracts issued by your Participating Insurance Company for a description of the respective Insurance Company’s tax status, the taxation of an investment in your particular contract and the charges which may be made to cover any taxes attributable to the separate account.

Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, and foreign countries generally do not impose taxes on capital gains on investments by foreign investors.

PERFORMANCE INFORMATION

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. Insurance-related fees and expenses are not included.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

The Fund’s average annual total returns for the periods ended December 31, 2002 are as follows:

One Year	Since Inception
-11.54%	-1.74% (Since 6/10/98)

In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Standard & Poor’s 500 Composite Stock Price Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron’s, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Advisor. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

GENERAL INFORMATION ABOUT THE TRUST’S SHAREHOLDERS

Redemption in Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

Principal Holders

As of April 9, 2003, the following shareholders owned of record, and to the knowledge of the Trust, beneficially more than 5% of the outstanding shares of the Fund.

Merrill Lynch Life Insurance Company, 1300 Merrill Lynch Drive, 2nd Floor, Pennington, NJ 08534—78.48%

ML Life Insurance Company of New York, 2 World Financial Center, South Tower 5th FL, New York, NY 10080—6.74%

Financial Statements

The audited financial statements of the Fund are incorporated in this Statement of Additional Information by reference to its December 31, 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

APPENDIX

DESCRIPTION OF RATINGS

Moody’s Investors Service

BOND RATINGS:

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classification from Aa through B. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the company ranks in the lower end of that generic rating category.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

“Prime-1” — Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody’s ratings for state and municipal short-term obligations are designated Moody’s Investment Grade or “MIG” with variable rate demand obligations being designated as “VMIG.” A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

Standard & Poor’s Ratings Group

BOND RATINGS:

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

Fitch Investors Service, Inc.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

AAA

AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

Plus (+) Minus (–) — Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to short-term ratings other than “F1.”

SHORT-TERM DEBT RATINGS:

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Duff & Phelps Credit Rating Co.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-	High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A –	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB –	Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+ BB BB –

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B –

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

D-1+

Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1 –	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2

Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

PART C. OTHER INFORMATION Item 23. Exhibits.
Exhibit Number	Description

(a)(1)	— Declaration of Trust.(1)

(2)	— Amended Certificate of Designation.(5)

(3)	— Amendment to Declaration of Trust.

(b)	— By-Laws.(9)

(d)(1)	— Amended and Restated Investment Advisory Agreement relating to the Mercury HW Large Cap Value VIP Portfolio.(5)

(2)	— Amended and Restated Investment Advisory Agreement relating to the Mercury HW International Value VIP Portfolio.(5)

(3)	— Amended and Restated Investment Advisory Agreement relating to the Mercury Low Duration VIP Portfolio.(5)

(4)	— Amended and Restated Investment Advisory Agreement relating to the Mercury Total Return Bond VIP Portfolio.(5)

(5)	— Amended and Restated Sub-advisory Agreement relating to the Mercury HW International Value VIP Portfolio.(5)

(e)	— Distribution Agreement.(3)

(g)	— Custodian Agreement with Brown Brothers Harriman & Co.(5)

(h)(1)	— Administrative Services Agreement with State Street Bank and Trust Company.(9)

(2)	— Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with Financial Data Services, Inc.(9)

(3)	— Expense Cap Agreement.(4)

(4)	— Participation Agreement with Merrill Lynch Life Insurance Company.(4)

(5)	— Participation Agreement with American General Life Insurance Company.(4)

(6)	— Participation Agreement with ML Life Insurance Company of New York.(4)

(7)	— Participation Agreement with The United States Life Insurance Company.(4)

(8)	— Participation Agreement with Security First Life Insurance Company.(4)

(9)	— Amendment to Expense Cap Agreement.(6)

(10)	— Amended and Restated Credit Agreement.(8)

(11)	— Participation Agreement with AIG Life Insurance Company.(6)

(12)	— Participation Agreement with American International Life Assurance Company of NY.(6)

(13)	— Participation Agreement with Hartford Life and Annuity Insurance Company.(6)

(14)	— License Agreement Related to the Mercury Name.(9)

(i)(1)	— Opinion and Consent of Counsel.(3)

(2)	— Consent of Counsel.(9)

(j)	— Consent of Independent Auditors.*

(l)	— Subscription Agreement.(3)

(p)	— Amended Code of Ethics.(7)
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*	Filed herewith.
(1)	Incorporated by reference to the Registration Statement on Form N-1A filed on April 1, 1997 (File No. 333-24349).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 21, 1997 (File No. 333-24349).
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 28, 1998 (File No. 333-24349).
(4)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on February 25, 1999 (File No. 333-24349).
(5)	Incorporated by reference to the Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54884).
(6)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on April 7, 2000 (File No. 333-24349).
(7)	Incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 30 to the Registration Statement of Mercury HW Funds filed on August 1, 2000 (File No. 2-96219).
(8)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule to of Merrill Lynch Senior Floating Rate Fund, Inc. filed on December 14, 2000 (File No. 333-15973).
(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (filed on February 28, 2001) (File No. 333-24349).

Item 24.    Persons Controlled By or Under Common Control with Registrant.

     See “General Information — Principal Holders” in the Statement of Additional Information.

Item 25.    Indemnification.

     Section 12 of Article SEVENTH of Registrant’s Declaration of Trust, states as follows:

(c)  As used in this paragraph the following terms shall have the meanings set forth below:

     (i)  the term “indemnitee” shall mean any present or former Trustee, officer or employer of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment advisor, sub-advisor or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

     (ii)  the term “covered proceeding” shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

     (iii)  the term “disabling conduct” shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

     (iv)  the term “covered expenses” shall mean expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

     (v)  the term “adjudication of liability” shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent

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     (d)  The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

     (e)  Except as set forth in (d) above, the Trust shall indemnify an indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither “interested persons,” as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.

     (f)  Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as, opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither “interested persons” as defined in the 1940 Act nor parties to the covered proceeding.

     (g)  Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser.

     Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Fund Asset Management Master Trust, Mercury HW Funds and Merrill Lynch Investment

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Managers Funds, Inc. is 725 South Figueroa Street, Suite 4000, Los Angeles, California, 90017-5400, and the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”), and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26. Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of the Manager and MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc., in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President, Treasurer and Director of Taxation

First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997

Lawrence D. Haber	Chief Financial Officer	First Vice President and CFO of MLIM; Senior Vice President and Treasurer of Princeton Services, Inc.

Andrew J. Donohue	General Counsel	General Counsel of MLIM and Princeton Services

Brian A. Murdock	First Vice President and Chief Operating Officer

Executive Vice President of Princeton Services; First Vice President of MLIM; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia

Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser to a number of affiliated registered investment companies. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

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Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is an officer of one or more of the registered investment companies advised by MLIM or its affiliates.

Name	Positions with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters.

     (a) FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc., and Merrill Lynch Principal Protected Trust. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

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(b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with Distributor	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	None
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
Robert Harris	Secretary	None

     (c)  Not applicable.

Item 28.    Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant’s custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant or the Registrant’s investment adviser, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017, or 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or Registrant’s transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, and all other records will be maintained by the Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

Item 29.      Management Services.

     Not applicable.

Item 30.    Undertakings.

     Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plainsboro and State of New Jersey on the 28th day of August, 2003.

MERCURY VARIABLE TRUST (Registrant)

By:	/s/ TERRY K. GLENN*
(Terry K. Glenn, President)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature		Title	Date

TERRY K. GLENN* (Terry K. Glenn)		Trustee and Principal Executive Officer

DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)		Trustee

JOE GRILLS* (Joe Grills)		Trustee

HERBERT I. LONDON* (Herbert I. London)		Trustee

ANDRÉ F. PEROLD* (André F. Perold)		Trustee

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)		Trustee

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)		Trustee

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)		Trustee

*By:	/s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact))		August 28, 2003

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EXHIBIT INDEX

Exhibit Numbers	Description

j	— Consent of Ernst & Young LLP, independent auditors for the Trust.